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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 4, 2002


                               EXCELON CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      001-21041               02-0424252
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(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File Number)          Identification No.)


            25 Mall Road,
      Burlington, Massachusetts                                 01803-4194
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (781) 674-5000
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

       On October 4, 2002, the stockholders of eXcelon corporation approved a Certificate of Amendment to eXcelon's Amended and Restated Certificate of Incorporation to effect a one-for-eight reverse split of eXcelon's common stock (the "Certificate of Amendment"). The one-for-eight reverse split became effective on Monday, October 7, 2002.

       The Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached as an exhibit to this Form 8-K and is incorporated by reference herein. The foregoing description of the reverse stock split is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment.

       The press release issued by eXcelon in connection with stockholder approval of the Certificate of Amendment is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

      EXHIBIT    DESCRIPTION
      ------     -----------
        4.1      Certificate of Amendment to the Amended and Restated
                 Certificate of Incorporation of eXcelon Corporation.

       99.1      eXcelon Corporation Press Release dated October 4, 2002.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         eXcelon Corporation



Date:  October 9, 2002                   By: /s/  LACEY BRANDT
                                            ------------------------------------
                                            Name:  Lacey Brandt
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION
-------     -----------
  4.1       Certificate of Amendment to the Amended and Restated Certificate of
            Incorporation of eXcelon Corporation.

 99.1       eXcelon Corporation Press Release dated October 4, 2002.



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